UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                          SCHEDULE 14C

         Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934


                        December 9, 2002

Check the appropriate box:
X   Preliminary Information Statement
__  Confidential, for Use of the Commission Only (as permitted  by
        Rule 14c-5(d)(2))
__  Definitive Information Statement

                      Apta Holdings, Inc.
        (Name of Registrant as Specified in its Charter)

Payment of Filing Fee:

X    No fee required
__     Fee computed on table below per Exchange Act Rules 14c-5(g)
        and 0-11
     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:
__   Fee paid previously with preliminary materials.
__ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

Apta Holdings, Inc.
                                              215    West    Main
                                              Street
                                              Maple   Shade,   NJ
                                              08052
                                              (856) 667-0600
                                              Fax (856) 727-0218
                                              OTCBB:  APTA


                     INFORMATION STATEMENT
                        December 9, 2002



To the Holders of Apta Holdings, Inc. Common Stock:

This Information Statement is being mailed to the shareholders of record of Apta Holdings, Inc. ("Apta") on November 29, 2002, in order to provide information with respect to certain transactions to be taken by the written consent of the holders(s) of a majority of the outstanding shares of our common stock that are entitled to vote on such actions.

All of the corporate actions necessary to approve the proposed transactions have been approved by the Board of Directors of the Company as well by stockholders holding a majority of the issued and outstanding shares of the Company. No further approval is necessary by the stockholders of the Company, but non-consenting stockholders are entitled to be informed of such corporate actions in advance of the date such actions will be effective, and under common law, to certain dissenters' rights as more fully described below.

WE  ARE  NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT  TO
SEND US A PROXY.

This Information Statement is furnished solely for the purpose of informing our stockholders of the proposed corporate actions pursuant to the Securities and Exchange Act of 1934, as amended and the Delaware General Corporate Law.

Voting Securities and Principal Holders Thereof

The board of directors of the Company has fixed November 29, 2002 as the record date for the determination of the stockholders entitled to receive this Information Statement. This Information Statement is being sent on December 9, 2002 to such holders of record.

As of November 29, 2002 there were 2,315,000 common shares in the capital stock of the Company issued and outstanding and held of record by approximately 625 stockholders. Pursuant to the Company's certificate of incorporation, each share of common stock is entitled to one vote on all matters submitted to a vote of the stockholders.



The following table sets forth the beneficial ownership of the Common Stock of the Company as of November 29, 2002, by each person who was known by the Company to beneficially own more than 5% of the common stock, by each director and executive officer who owns shares of common stock and by all directors and executive officers as a group:



                               Shares of     Percentage of
                              Common Stock    Outstanding
Name and Address              Beneficially    Common Stock
of                 Position      Owned        Beneficially
Beneficial Owner                             Owned(1)

Stephen M.         Officer,
Robinson(2)        Director
172 Tuckerton                485,893          21.0%
Road
Medford, NJ
08055

Harry J.           Officer,
Santoro(3)         Director
215 West Main                466,164          20.1%
Street
Maple Shade, NJ
08052

James Wherty       Investor
3 Wakefield Drive
Medford, NJ                  160,500           6.9%
08055

James Dettrey      Investor
41 Pulham Drive
Southampton, NJ              191,000           8.3%
08088

All Directors and
Officers as a
group                        952,057          41.1%
(2 persons)

(1)   Based upon 2,315,000 shares outstanding as of  November 29,
2002

(2) Includes 191,500 shares held by Theodora T. Robinson, spouse of Stephen M. Robinson.

(3)    Includes 75,000 shares held by Donna M. Santoro,  wife  of
Harry  J.  Santoro, and 37,500 shares held by H.  James  Santoro,
Inc., a company controlled by Harry J. Santoro.

Rights of Dissenters

Shareholders are entitled to assert dissenter's rights under Delaware Corporations Code Section 262, a copy of which is enclosed as Exhibit A.


               The Acquisition of Convergix Inc.

The Share Exchange

Convergix   is   a   Canadian  corporation   which   provides   a
comprehensive    software   solution   called   Amelia,    custom
programming, and hosting services to mid-sized airlines and aircraft fleet operators.

Apta will acquire Convergix by issuing 25,000,000 shares of its common stock to the shareholders of Convergix in exchange for their Convergix shares.

The Share Exchange is scheduled to close on December 31, 2002.

After closing, Apta will own 100% of the voting Common Stock of Convergix. Convergix also has outstanding 117.7 Series I Preference Shares. Apta is not acquiring the Series I Preference Shares. The Series One Preference Shares are convertible into common stock of Convergix; if converted, the holders of the Series I Preference Shares will own 10% of the Common Stock of Convergix, and Apta will own 90% of Convergix.

The acquisition will be accomplished pursuant to a share exchange agreement dated November 20, 2002 (the "Agreement") between the Company; its wholly owned subsidiaries, Intelisys Acquisition Inc. ("AcquisitionCo") and Intelisys (Nova Scotia) Company ("Nova Scotia Co."); and Convergix Inc. ("Convergix"). For details of the transaction, shareholders should read the Share Exchange Agreement filed with the SEC as an exhibit to this Information Statement. The Agreement provides that Apta will issue 3,295,000 shares of Apta common stock plus 21,705,000 "exchangeable shares" in Intelisys Acquisition Inc. , a subsidiary of Apta. The exchangeable shares have equal voting rights and equal economic value as common shares of Apta. These shares may be exchanged by the holder any time on a 1 for 1 basis for Apta common shares and if not exchanged prior to December 31, 2012, will be exchanged for Apta common shares on that date. Throughout this document, the exchangeable shares are treated as common stock equivalents and the purchase price of Convergix shall be deemed to be 25,000,000 shares of Apta common stock. All references to Apta common stock include the exchangeable shares unless otherwise noted.

Related Transactions

Prior to the execution of the Agreement, a foreign investor subscribed for 2,666,667 common shares of Convergix at CAD$0.30 (approximately $.20 US) per share for a total investment of CAD$800,000 (approximately $512,000 US). To date Convergix has received CAD$700,000 (approximately $448,000 US). The balance of the investment is expected to close before the closing of the Transaction. Simultaneously with the closing of the Transaction, the Company will assume all of the rights and obligations of Convergix under that subscription agreement, and will issue common shares of the Company at CAD$0.30 (approximately $.20 US) per share upon receipt of the balance of the funds to be invested by the foreign investor. The subscription agreement requires Convergix (and therefore, after the assignment, the Company) to repurchase the shares held by the foreign investor no later than March 31, 2003, at a price equal to the greater of (I) the last closing price of the shares on the Over-the-Counter Bulletin Board and (ii) CAD$0.34 (approximately $.22 US) per share.

Change of Management

Simultaneously with the closing of the Transaction, all of the directors and officers of the Company shall resign and the shareholders of Convergix shall designate the new board of directors and the officers of the Company. It is anticipated that the new Board of Directors of the Company will consist of Ralph Eisenshmid, Jock English and Malcolm Little. The new officers of the Company shall be: Ralph Eisenschmid, President and CEO; Jock English, V.P. Sales and Marketing; and Malcolm Little, Chief Technology Officer.

Name Change

After closing the Transaction, the Company will change its name to "Intelisys Aviation Systems U.S.A. Inc." or another suitable name, to better reflect our new business.

Apta's Current Business

The Company, through its 80% owned subsidiary Beran Corp., originates, sells and services loans to businesses secured by real estate and other business assets ("Business Purpose Loans"), and consumer loans typically to credit impaired borrowers, including automobile loans secured by the title to the automobile and the unconditional guarantee of participating dealers or individual guarantors pre-approved by Beran.

After closing the Transaction, the Company will sell all of the assets that it owned prior to the Transaction. The Company will retain its current principals, Harry J. Santoro and Stephen M. Robinson, as consultants responsible for disposing of these
assets.   The  proceeds  of  the sale  will  be  applied  to  the
repayment of the debts incurred by the Company prior to the closing of the Transaction. As compensation for their services, the consultants will be entitled to keep any proceeds that exceed the amount required to repay the Company's debts, but if the proceeds are less than the Company's debts the consultants will pay the remaining amount of the debts.

Amendments to Charter

Pursuant to the terms of the Agreement, the Company will amend its certificate of incorporation so as to:
     1. increase its authorized share capital to 50,000,000 common shares, $0.001 par value per share;
     2. create a new class of preference shares, $0.001 par value per share; and
     3. change the name of the Company to "Intelisys Aviation Systems U.S.A. Inc." or such other suitable name as the relevant regulators may allow

Change of Jurisdiction to Florida

After closing the Transaction, the Company will reincorporate in the state of Florida, or such other state as the Board of Directors shall determine, with the following authorized capital:

          50,000,000 common shares, $.001 par value
          30,000,000 blank check preferred shares, issuable in series

Effect of the Transaction

As a result of the Transaction, Convergix will become the operating subsidiary of the Company (indirectly, held through AcquisitionCo and Intelisys (Nova Scotia) Company). The Company will have no assets other than the shares of its direct and indirect subsidiaries. After the completion of the Transaction, the issued and outstanding share capital of the Corporation will be as follows:


                     Number of Common      Percentage of Voting
                     Shares or Other       Rights
                     Shares Bearing
                     Voting Rights

Current Shareholders 3,000,000             10.7%
of the Company

Shareholders of      25,000,000 (1)        89.3%
Convergix

Total                28,000,000            100%

(1)   Voting  rights  held under the terms  of  the  Exchangeable
Shares and the Voting and Exchange Agency Agreement.

Except for reporting requirements under the Securities Act of 1934, no federal or state regulatory requirements must be complied with or approval obtained in connection with the Transaction.

US Dollars

All dollar amounts reported herein are in United States dollars unless otherwise noted. The approximate conversion rate as of November 8, 2002 is CAD $1.00 for $.64 US.

Forward Looking Statements

The Company is making this statement in order to satisfy the "safe harbor" provisions contained in the Private Securities Litigation Reform Act of 1995. The foregoing discussion includes forward-looking statements relating to the business of the Company. Such forward-looking statements may be identified by the use of terminology such as "plan", "may", "will", "expects", "intends", "anticipates", "estimate", "should", or "continue", or the negative thereof or other variations thereon or comparable terminology. Forward-looking statements contained herein or in other statements made by the Company are made based on management's expectations and beliefs concerning future events impacting the Company and are subject to uncertainties and factors relating to the Company's operations and business environment, all of which are difficult to predict and many of which are beyond the control of the Company, that could cause actual results of the Company to differ materially from those matters expressed in or implied by forward-looking statements. The Company believes that the following factors, including but not limited to the risk factors contained herein, could affect its future performance and cause actual results of the Company to differ materially from those expressed in or implied by forward-looking statements made by or on behalf of the Company:
(a) general economic conditions; (b) regulatory changes or interpretations of such regulations; (c) uninsurable risks, including acts of terrorism; (d) unexpected losses, (e) risks related to competition from established and emerging competitors;
(f) risks that our revenues are highly dependent on the travel industry which is experiencing a prolonged decrease in business;
(g) risks related to our financial leverage; (i) risks that rapid technological changes may render our technology obsolete; (j) risks to our customers; (k) disruptions in capital markets; and
(l) risks related to the fact that we are not yet profitable and need additional capital to fund our operations.


                          Risk Factors

     The shares of Apta are speculative and involve a high degree of risk. Apta's only business will be that of Convergix. The purchase of Shares is suitable only for persons who can afford the risk of the loss of their entire investment. Prospective investors should carefully consider, among other things, the following risk factors before making an investment decision:

Limited Operating History; History of Operating Losses:

Convergix has only recently emerged from its development stage. As of September 30, 2002, Convergix had entered into a limited number of contracts for the provision of its software products, and only commenced commercial shipment of product in 2001. Accordingly, Convergix has only a limited history upon which an evaluation of its prospects and future performance can be made. Such prospects must be considered in the light of risks and difficulties frequently encountered by new businesses facing intense competition in an evolving industry, where products have yet to obtain widespread commercial acceptance and are characterized by rapid technological obsolescence.

From inception through September 30, 2002, Convergix has incurred cumulative losses of $4,229,774, and anticipates that losses will continued for the foreseeable future. Convergix expects to incur significant expenditures in connection with the development and marketing of enhanced and new applications which will likely result in losses until such time, if ever, as Convergix is able to secure sufficient contracts for its range of products which would generate adequate revenue to support its operations.

Future operating results will depend on many factors, including the growth of Convergix' targeted market, demand for Convergix' products, the level of product and price competition, Convergix' success in expanding its direct sales force and distribution channels, and the ability of Convergix to develop and market new products and control costs, together with general economic conditions and other factors.

Significant  Capital  Requirements  and  a  Need  for  Additional
Financing:

Convergix has an immediate need for cash in order to pay obligations currently due and to finance its business operations. Although Convergix believes that it has sufficient resources to conduct its operations for several months, its continued operations thereafter will depend upon the availability of cash flow, if any, from its operations, or its ability to raise additional funds through equity or debt financing. There is no assurance that Convergix will be able to obtain additional funding when it is needed, or that such funding, if available, will be obtainable on terms acceptable to Convergix. If Convergix' operations do not produce the necessary cash flow, or if Convergix cannot obtain needed funds, it may be forced to reduce or cease its activities with consequent loss to investors. In addition, should Convergix incur significant presently unforeseen expenses or delays, Convergix may not be able to accomplish its goals. Convergix has no current arrangements with respect to, or sources of, additional financing and there can be no assurance that additional financing will be available to Convergix on commercially reasonable terms, if at all. Any inability to obtain additional financing could have a material adverse effect on Convergix, including possibly requiring Convergix to significantly curtail or cease its operations.

Development  of  Markets Required for Successful  Performance  by
Convergix:

Convergix has only recently commenced significant marketing activities, and there can be no assurance that Convergix' marketing program will be successful. The financial performance of Convergix will depend, in part, on market acceptance of Amelia and Convergix' hosting services, and on whether Convergix can meet and adapt to the requirements of its customers, both in terms of performance and price. Achieving market acceptance for Convergix' products will require substantial marketing efforts and the expenditure of significant funds.

Intense Competition:

New trends and development of new technologies could have an adverse effect on Convergix' current technology. The market is subject to rapid change. Competitors vary in size and in the range of products and services they offer. Convergix expects to experience additional intense competition from other established and emerging companies. Similar software is available in all of Convergix' markets. Increased competition could result in price reductions, reduced transaction size, fewer customer orders, reduced gross margins and loss of market share, any of which could have a material adverse effect on Convergix' business, operating results and financial condition.

Rapid Technological Change and Dependence on New Products:

The market for Convergix' software is characterized by rapid technological change, frequent new product introductions and evolving industry standards. The introduction of products incorporating new technologies and the emergence of new industry standards could render existing products obsolete and unmarketable. The life cycles of Convergix' products are difficult to estimate. Convergix' future success will depend largely upon its ability to enhance its current products and to develop and introduce, on a timely basis, new products that keep pace with technological developments and emerging industry standards, and address the increasingly sophisticated needs of its customers. There can be no assurance that Convergix will be successful in developing and marketing product enhancements or new products that respond to technological change or evolving industry standards, that Convergix will not experience difficulties that could delay or prevent the successful development, introduction and marketing of these products, or that Convergix' new products and product enhancements will adequately meet the requirements of the marketplace and achieve market acceptance. Convergix has previously experienced delays in the development and introduction of new products and product enhancements. The length of these delays has varied depending upon the size and scope of the project and the nature of the problems encountered. If Convergix is unable to develop and introduce new products or enhancements of existing products in a timely manner or if Convergix experiences delays in the commencement of commercial shipments of new products and enhancements, Convergix' business, operating results and financial condition would be materially adversely affected.

Risks Associated with International Operations:

Convergix plans to expand its operation into Europe, the Middle East and Asia which will require significant management attention and financial resources. Convergix has committed and continues to commit significant resources to developing international sales and support channels. There can be no assurance that Convergix' efforts to develop international sales and support channels will be successful, and the failure of such efforts could have a material adverse effect on Convergix' business, operating results and financial condition.

Management of Growth and Dependence on Key Personnel:

The success of Convergix will be largely dependent on the efforts of its management. Convergix has no employment agreements with individuals in various managerial positions, and there can be no assurance that such persons will continue their employment with Convergix. The loss of the services of one or more of such key personnel could have a material adverse effect on Convergix' ability to maximize its use of its products and technologies or to develop related products and technologies. Convergix' future success will depend largely upon its ability to attract, retain and motivate highly skilled employees. Qualified employees are in great demand and are likely to remain a limited resource for the foreseeable future. There can be no assurance that Convergix will be able to continue to attract and retain sufficient numbers of highly skilled employees. If Convergix is unable to hire, train and retain qualified engineers and Convergix' s management is unable to manage growth effectively, Convergix' business, operating results and financial condition could be adversely affected.

Risk of Software Defects:

Software products are complex and may contain errors or defects, especially when first introduced or when new versions or enhancements are released. Despite product testing by Convergix and its potential customers, there can be no assurance that defects and errors will not be found in new products or in new versions or enhancements of existing products after commencement of commercial shipment. Such discovery could result in failure to achieve market acceptance, which could have a material adverse effect upon Convergix' business, operating results and financial condition.

Product Liability:

Convergix' license agreements with its customers typically contain provisions designed to limit Convergix' exposure to potential product liability claims. It is possible, however, that the limitation of liability provisions contained in Convergix' license agreements may not be effective as a result of federal, state or local laws or ordinances or unfavorable judicial decisions. Although Convergix has not experienced any product liability claims to date, the license and support of Convergix' software by Convergix may entail the risk of such claims. A successful product liability claim brought against Convergix would have a material adverse effect upon Convergix' business, operating results and financial condition.

Business Interruptions:

Convergix' operations are vulnerable to interruption by fire, power loss, telecommunications failures, terrorist attacks and other events beyond its control. Convergix does not have adequate insurance against business interruptions. If a business interruption occurs, it could seriously harm Convergix or its customers.

Patent Infringement:

It could be alleged that Convergix has infringed on certain patents or other intellectual property rights of others. Responding to such claims, regardless of their merit, can be time consuming, costly and a diversion of management's attention and resources, and could cause Convergix to incur significant expenses.

Control by Current Shareholders:

The officers of the Company own approximately 53% of the shares outstanding. Accordingly, such persons will be able to control the Company, elect all of the Company's directors, increase the authorized capital, dissolve, merge, sell the assets of the Company and generally direct the affairs of the Company. See "Management," "Principal Shareholders" and "Certain Transactions."

No Assurance of Public Market:

As of the date of this Information Statement, there has been minimal trading of Apta's common stock. There has been no public trading market for Convergix' securities. There can be no assurance that a regular trading market for the Company's securities will develop or that, if developed, it will be sustained. The trading price of the securities could be subject to wide fluctuations, in response to quarterly variations in the Company's operating results, announcements by the Company or others, developments affecting the Company, and other events or factors. In addition, the stock market has experienced extreme price and volume fluctuations in recent years. These fluctuations have had a substantial effect on the market prices for many companies, often unrelated to the operating performance of such companies, and may adversely affect the market prices of the securities.

No Dividends:

Neither Convergix nor Apta has paid any cash or other dividends on its Common Stock and neither expects to declare or pay any cash dividends in the foreseeable future.

Penny Stock Regulation:

The regulations of the Securities and Exchange Commission promulgated under the Securities Exchange Act of 1934 (the "Exchange Act") require additional disclosure relating to the market for penny stocks in connection with trades in any stock defined as a penny stock. Commission regulations define a penny stocks to be an equity security that has a market price of less than $5.00 per share, subject to certain exceptions. Unless an exception is available, those regulations require the delivery, prior to any transaction involving a penny stock, of a disclosure schedule explaining the penny stock market and the risks associated therewith, and impose various sales practice requirements on broker-dealers who sell penny stocks to persons other than established customers and accredited investors (generally institutions). In addition, the broker-dealer must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction, and monthly account statements showing the market value of each penny stock held in the customer's account. Moreover, broker-dealers who recommend such securities to persons other than established customers and accredited investors must make a special written suitability determination for the purchaser and receive the purchaser's written agreement to a transaction prior to a sale. If Convergix' securities become subject to the regulations applicable to penny stocks, the market liquidity for Convergix' securities could be severely affected. In such an event, the regulations on penny stocks could limit the ability of broker-dealers to sell Convergix' securities and thus the ability of purchasers of Convergix' securities to sell their securities in the secondary market.

                        CONVERGIX  INC.

General

Convergix Inc. ("Convergix") is a provider of integrated software solutions for regional, mid-sized airlines and fleet operators.

Convergix is a corporation incorporated under the laws of the Province of New Brunswick, Canada. The address and telephone number of its main office is:

        815 Bombardier Street
        Shediac, New Brunswick
        Canada, E4P 1H9
        (506) 532-8515 or 1-877-532-8515

Cynaptec Information Systems Inc. ("Cynaptec"), also a New Brunswick corporation, is a wholly-owned subsidiary of Convergix. Convergix also owns 53.1% of the issued and outstanding shares of Intelisys Aviation Systems Inc. ("Intelisys"), a Canadian corporation, with the remaining 46.9% being owned by Cynaptec.

Convergix,  Cynaptec  and Intelisys are each  private  companies.
None of them are reporting issuers and none have shares listed or quoted for trading on any stock exchange, securities market or trade reporting and quotation service.

History and Development of the Business

Intelisys is a corporation formed under the laws of Canada. The business originally operated as a sole proprietorship in Montreal, Quebec from 1983 until May 1999. In April of 1999, the business was relocated to Shediac, New Brunswick in order to join forces with Cynaptec, an IT integrator based there.

In January, 2001, Convergix Inc. was incorporated and Cynaptec became a wholly owned subsidiary of Convergix. Convergix also owned 53.1% of the issued and outstanding common shares of Intelisys. Cynaptec owns the remaining 46.9% of Intelisys.

Intelisys and Cynaptec then embarked on a project to complete the development of an integrated suite of airline management software. The resulting comprehensive suite was branded as "Amelia". To date, Convergix and its partners and stakeholders, have invested in excess of$1,000,000 in the research & development of the Amelia software suite of products.

In June 2001, under a new management team, the research and development phase of Convergix was curtailed, and focus was applied towards sales and marketing of its existing, developed modules. Cynaptec's operations were wound down and its personnel laid off. Presently, Convergix' principle business is providing its software to its customer base for installation on the customers' computer system or via the internet using Convergix' computer system. Convergix currently provides services to 13 clients. Client contracts are generally for terms of thirty-six to sixty months with fixed and volume-based charge components.

Products and Services

Software

Amelia enables air carriers to improve their operations by providing solutions that are integrated, adaptable, and can be deployed in a cost effective manner. In addition, Amelia assists airline operators in key areas such as record keeping, regulatory compliance, capacity planning and resource allocation while managing maintenance requirements to seamlessly optimize operations.

The Amelia software solution consists of four fully integrated product-suites that address the operational needs of mid-size airline and fleet operations:

"    Flight Operations
"    Reservations and Scheduling
"    Human Resources
"    Maintenance

The Amelia solution can be rapidly activated with airline carriers going online in a matter of days or weeks. Amelia can be installed directly at customer locations or through an Application Service Provider (ASP) model via the Internet, using Convergix' computer system. This ASP model allows Amelia customers to avoid investment in expensive computer hardware. The benefit to Intelisys is that the ASP model provides a revenue stream over a number of years.

Hosting Services

The Amelia solution is provided to Convergix customers on a hosted basis. The databases, applications, web services, e-commerce and communication servers are maintained at Convergix' on-site data center. This allows Convergix customers to fully utilize the latest version of our software with minimal additional investment hardware. The advantage to Convergix is that it provides Convergix with a recurring revenue stream.

Custom Programming

Convergix derives significant revenues from custom programming work whereby Convergix developers customize existing applications for a specific client's configuration, or develop completely new functionality.

Implementation Services

Convergix provides implementation support to its clients in order to provide a smooth transition from the client's existing systems to the Amelia solution. This requires significant time in assessing the client's ability and capacity to adopt a new solution and to determine the solutions scope and fit within the client's organization. Follow up is provided to ensure training was received in a timely manner and that the client is using all aspects of the solution effectively. Implementation also includes assisting the clients with their own infrastructure and technical set-up.

Support

Convergix provides 24x7x365 technical and application support to its clients. Primary method of contact is e-mail or MSN Messenger. Telephone access is provided through Convergix' phone system and forwarded to assigned technicians' mobile phones and pagers for off-hours support. Convergix is the first response support facility for all technical areas, including client side infrastructure and communications issues.

Education and Training

Training is provided by a Convergix provided trainer. Typically, this training is carried out at the client's site. Training is also available through remote sessions during which the trainer "shadows" the client side user, employing the shadow functionality in the operating software. This permits the user and the trainer to collaborate and work together in a single session. Implementation and Training is available in English, French, Spanish and German.

The Market

Convergix estimates that there are 25,728 air carriers in the world. This includes all commercial, charter, passenger and freight carriers, governments and certain law enforcement agencies. This grouping can be further separated by size of aircraft and total fleet makeup, as this clearly defines the applicability of our solutions. This number can be broken down further by segmenting them into the following categories:

" Carriers in the "Upper Tier" or Mega Carrier segment. These are carriers with fleets containing aircraft with maximum gross weights of 50,000 kilograms or more per aircraft. This clearly defines the international carriers such as United Airlines, British Airways, JAL and Lufthansa.

" 2,819 Carriers make up the "Middle Tier" or mid-sized airline segment. These are carriers with fleets containing smaller, regional aircraft with maximum gross weights between 6,000 and 50,000 kilogram's per aircraft. This defines smaller international carriers like Aer Lingus on the high end of the segment, down to smaller organizations such as Air Ambulance operators.

" 1,959 Carriers make up the "Lower Tier" segment. These are carriers with fleets containing small aircraft, typically business jets and King Air, cabin-class turboprop aircraft. These aircraft have a maximum gross weight of less than 6,000 kilograms.

"     1,450     Carriers make up the "Bottom Tier" segment. These
are small organizations operating single engine piston aircraft, typical of flight schools and professionals requiring personal aircraft for transportation.

"    3,000     Fixed Base Operators (Source: ACU-KWIK 2001)

"    3,299     Maintenance, Repair & Overhaul (MRO) facilities in
the U.S. (Source: Aviation Maintenance, July 2000)

"     13,105    Corporate operators and flight departments with a
total fleet size of over 22,000 corporate aircraft (Source:  NBAA
Membership Review 2001)

Each of these segments, excluding the Upper Tier, is a target for the Amelia suite of products. This results in a total potential client market for Amelia well in excess of 25,000 organizations. To date, Convergix' typical customer generates $56,000 in recurring revenue annually. Initial one-time charges average $18,000 per customer.

Prior to and subsequent to the events of September 11th, 2001 the Upper Tier segment has been sustaining heavy financial losses. However, despite the tragic events of September 11, 2001, Convergix expects its target market, the mid to lower tier segments, will grow.

Regulatory Environment

The Aviation Industry is one of the most highly regulated of all industries. All carriers must adhere to the rigorous application of regulations intended to keep the traveling public safe. Carriers view these regulations as vital to assure the traveling public safe conveyance in their aircraft. In order for a carrier to maintain their legal ability to operate, they must certify that they meet all regulatory requirements for crew utilization, crew training, aircraft maintenance, and the planning and operation of each flight. For all aspects discussed above, Amelia provides efficient and approved systems allowing the carrier to streamline their compliance processes in a cost-effective manner. Amelia addresses each of these requirements, including the following:

Crew  Utilization:   Regardless of jurisdiction  and  country  of
enforcement, a crewmember is limited as to the number of hours spent engaging in different aspects of their work. These time elements are:

     1. Duty Time - Time spent carrying out duties before, during and after a flight.

     2. Flight Time - Time between departure from the gate to arrival at the gate and engine shutdown.

Crew Training: An operator is obligated to keep the training of its crewmembers current. Failure to do so may result in the operator's certificate being revoked. The operator must demonstrate that they are accurately recording past training histories and are able to project training requirements into the future. There must also be a facility, which assures the carrier that a crewmember with insufficient or expired training cannot fly.

Aircraft Maintenance: Each component in the possession of a carrier, whether installed on an aircraft or in inventory, must be tracked. Each part is subject to various limitations, which may run concurrently. The carrier is obligated to know the exact accumulated time for each component so as not to exceed the manufacturer's limitations. Additionally, all repair, overhaul and refit information must be painstakingly tracked. Annually, the carrier must submit to audits to verify the carrier's compliance to these regulations. From time to time, the aircraft manufacturer or the manufacturer of a component will issue an Airworthiness Directive or a Service Bulletin. This obligates the carrier to inspect, verify or replace a component or system. Failure to comply with these regulations may result in suspension or revocation of a carrier's certificate.

Planning and Operation of a Flight: In addition to crew and aircraft safety, regulations are also in place to ensure the proper procedures are followed in planning and operating a flight. Prior to departure, an aircraft is "released" by the maintenance department, and certified to be without defect. Once an aircraft is released, its load is planned and the dispatchers are required to develop a load plan and calculate the aircraft's center of gravity based on the given load's distribution. Once the aircraft is actually loaded, the center of gravity is re-calculated based on the actual position of the passengers and/or freight. If the aircraft is not within limitations or the structural limits of the aircraft are exceeded in any way, the aircraft is not permitted to depart. The final Weight and Balance index values are required to be printed with one copy kept on board, and another kept at the departing station.

An official certified Flight Plan must be developed and filed with air traffic control and flow control authorities. The flight plan dictates the route the flight shall take, fuel consumed en route, arrival schedule and alternate airports. Forecast weather observations and prognostications for the entire route and its alternate airports are required to be on board the aircraft for the flight.

Competition

Convergix competes in a marketplace with a large number of vendors. These vendors range from small owner-managed operations to large, well-financed international organizations. Aside from the upper tier, in which Convergix does not compete, there is no dominant vendor or organization. Convergix believes that the majority of competitors and customers are using older technology than that provided by Convergix.

Convergix estimates that there are currently 74 companies that provide one or more of the services provided by Convergix. Convergix believes that most of these competitors do not provide as comprehensive a set of services as does Convergix. Convergix considers the following companies to be its principal competitors:

Camp   Systems   International
(U.K.)                             OpenSkies
Sabre (U.S.)                       Pentagon 2000
AIMS                               RESIII
AvBase                             Trax
DRBA                               Skyline
NavPak                             Competitor

The marketplace is highly competitive. Technology and its applications within the aviation industry are in a rapid and continual state of change. To be effective, Convergix must continue to develop and market offerings that meet changing user needs and respond to technological changes on a timely and cost effective basis.

Operations

Convergix operates a fully redundant data center built and maintained to banking standards imposed by clients such as Amex Canada and Transport Canada. The excess capacity available allows Convergix to host third party applications. The redundant power, communication and environment systems allows Convergix to host complex, sensitive and high-availability applications.

The data center consists of three Compaq server racks with ML-3xx and Photon series servers. The production server consists of two database, three application and two web server clusters providing three-level hardware redundancy. Demonstration and evaluation implementations are not hosted from the production environment. For security, the data center has card access and video surveillance as well as motion alarms connected to the facility's monitored alarm system. Fire protection is provided by an FM-200 inert gas (halon-like) system. Backup power is provided via three banks of hard-wired UPS's and an automatically engaged diesel generator. Primary communication is provided via a primary 2MB fiber optic link to the Internet; secondary communication is provided by a 512KB frame relay connection.

Convergix estimates that it is utilizing approximately 5% of its communications capacity and 10% of its computer system capacity.
No significant data center upgrades are anticipated for the foreseeable future.

Marketing

Convergix intends to expand existing customer relationships by introducing upgrade programs for customers, and strategically positioning the "integrated suite" concept (i.e. selling other parts of the Amelia suite to existing customers.

Marketing Strategies

Direct Marketing: Convergix currently markets its products and services via a direct sales force, utilizing telemarketing and direct mail.

Alliance Partner Strategy: Convergix is developing a program to attract alliance partners who will market its products outside of North America.

Advertising: Given that the market and prospects are readily identifiable and industry players are very well documented, Convergix focuses its advertising plan on Airline Industry publications and journals highlighting specific major events and trade shows.

Product Development

Convergix' product development platform is based on an Internet architecture comprised of interconnected database servers, application servers and client computers or devices running thin-client software or web browsers. Internet computing allows business information and applications to be managed from centralized locations. End users can access their data and applications through thin-client software or standard web browsers. Database servers manage the underlying business information, while application servers run the business applications. Professional information technology managers typically manage these servers. In contrast, traditional client/server computing architectures require that each client computer run and manage its own applications and also be updated every time an application changes. We believe that the network-centric design of our software for Internet computing improves network performance and data quality and helps our customers better control installation, maintenance and training costs associated with information technology infrastructure. Convergix will continue to enhance its existing products and develop new products to meet the changing needs of its customers.

Intellectual Property and Other Proprietary Rights

Convergix  relies  primarily on a combination  of  copyright  and trademark laws, trade secrets, confidentiality procedures and contractual provisions to protect its proprietary technology. For example, Convergix licenses its software pursuant to signed license agreements, which impose certain restrictions on the licensees' ability to utilize the software. In addition, Convergix seeks to avoid disclosure of its trade secrets, including requiring those persons with access to Convergix' proprietary information to execute confidentiality agreements with Convergix and restricting access to Convergix' source code. Convergix seeks to protect its software, documentation and other written materials under trade secret and copyright laws, which afford only limited protection.

Convergix has applied to register five trademarks to protect the Amelia software system, one in Canada (application no. 1032998) and four in the United States (applications nos. 76135724, 76135723, 76135722 and 76135721). Of these, the Canadian application and one U.S. application (no. 76135724, for business management consulting services) have been allowed (but not yet registered); the other applications have been granted a first extension of time to file a statement of use.

Despite Convergix' efforts to protect its proprietary rights, unauthorized parties may attempt to copy aspects of Convergix' products or to obtain and use information that Convergix regards as proprietary. Policing unauthorized use of Convergix' products is difficult, and, while Convergix is unable to determine the extent to which piracy of its software products exists, software piracy can be expected to be a persistent problem. In addition, the laws of many countries do not protect Convergix' proprietary rights to as great an extent as do the laws of the United States. There can be no assurance that Convergix' means of protecting its proprietary rights will be adequate or that Convergix' competitors will not independently develop similar technology.

To date, Convergix has not been notified that Convergix' products infringe the proprietary rights of third parties, but there can be no assurance that third parties will not claim infringement by Convergix with respect to current or future products. Convergix expects that software product developers will increasingly be subject to infringement claims as the number of products and competitors in Convergix' industry segment grows and the functionality of products in different industry segments overlaps. Any such claims, with or without merit, could be time-consuming, result in costly litigation, cause product shipment delays or require Convergix to enter into royalty or licensing agreements. Such royalty or licensing agreements, if required, may not be available on terms acceptable to Convergix or at all, which could have a material adverse effect upon Convergix' business, operating results and financial condition.

Employees

As of October 31, 2002, Convergix employed 20 individuals, 16 of whom were engaged in operations and customer service, 2 in sales, marketing and related activities and 2 in finance and administration. Convergix' success is highly dependent on its ability to attract and retain qualified employees. The loss of any of Convergix' senior management or other key sales and marketing personnel could have a material adverse effect on Convergix' business, operating results and financial condition.

Facilities

The Company's principal administrative, sales, marketing, support and product development facility occupies 6600 square feet in Shediac, New Brunswick, Canada. The lease expires on December 31, 2006. The Company believes that existing facilities are adequate to support the Company's activities for the foreseeable future.

Security  Ownership of Certain Beneficial Owners  and  Management
After the Acquisition of Convergix by Apta.

The following table sets forth the beneficial ownership of the common shares of Convergix as of the date of this Information Statement, giving proforma effect to the acquisition by Apta, by each person who will beneficially own more than 5% of the common stock, by each director and executive officer who will own shares of common stock and by all directors and executive officers as a group:




                               Shares of     Percentage of
                              Common Stock    Outstanding
Name and Address              Beneficially    Common Stock
of                 Position      Owned        Beneficially
Beneficial Owner                             Owned(1)

Ralph Eisenschmid  Officer,    13,347,105        47.67%
(2)                Director
65 Matheieu-
Martin
Grand Barachois
New Brunswick
Canada
E4P 7V7

Jock English       Officer,     1,500,000         5.36%
113 Cap Brule      Director
Road
Boudreau West,
New Brunswick
Canada E1P 6J1

Malcolm Little     Officer,       25,000          0.09%
60 Methodist       Director
Point Road
Mundleville New
Brunswick
Canada E4W 2L5

Lloyd Poirier      Investor     2,295,000         8.20%
50 Poirier
Leblanc Road
Grand Digue New
Brunswick
Canada E4R 4R3

Mohamed Juman      Investor     2,666,667         9.52%
PO Box 743
Manama
Kingdom of
Bahrain

All Directors and              14,872,105        53.11%
Officers as a
group
(2 persons)

(1) Based upon 28,000,000 shares outstanding as of the date of this Information Statement, and giving proforma effect to the proposed acquisition of Convergix by Apta.


(2) Includes 783,333 shares owned by Charlene Eisenschmid, wife of Ralph Eisenschmid.


Management

The directors and executive officers of Convergix are as follows:

Name                      Age            Title

Ralph Eisenschmid         36            President, Director

Jock  English             53            Vice President, Sales  &
                                        Marketing, Director

Malcolm Little            36            Chief Technology Officer,
                                        Director

Ralph Eisenschmid - Founder/President

Mr. Eisenschmid created the Intelisys / Amelia concept in 1987. Over the past 14 years he has led the sales, implementation and development of a broad range of software for the operation and management of 19 mid-sized airlines. Prior to his career in aviation, he co-founded a software joint venture that developed and implemented innovative solutions for industries that included travel services, transportation, construction, and pharmaceuticals. Mr. Eisenschmid was instrumental in designing, organizing, and implementing a new operating division of a domestic airline to manage the operational needs of an international tour operator. As well as being a proven systems analyst and programmer, he has had experience as a licensed multi-engine commercial airline pilot. Mr. Eisenschmid speaks three languages, and has extensive real-world business experience implementing and supporting high performance airline technology solutions internationally.

Jock English - Vice President, Sales and Marketing

Mr. English has over 20 years experience in software development, marketing and sales. His primary experience has been in managing both sales and marketing of mission critical enterprise software systems for both U.S. and Canadian software firms. During his employment with a U.S. based Fortune 300 software firm Mr. English was responsible for product introduction and initial sales activities for a family of software products to markets in over 50 countries. Mr. English is a registered professional engineer in Canada and a holds both U.S. and Canadian private pilots licenses.

Malcolm Little - Chief Technology Officer

Mr. Little presently serves as the senior Amelia software project manager and chief technology officer for Convergix. He has demonstrated a high rate of success in proposing, budgeting, staffing, and implementing large-scale software projects. Prior to Convergix he served as Senior Project Manager for EDS Systemhouse where he managed large teams of Oracle resources in postproduction database support, application development and package integration. Mr. Little has eight years experience in project management, cost/benefit analysis, budget management, testing, implementing and training for large software development projects. Mr. Little holds undergraduate degrees in engineering and computer science, and a M.Sc. in Computer Science.

Convergix   does  not  have  audit,  nominating  or  compensation
committees.

The directors and officers of Convergix are currently not parties to any pending legal proceedings, including but not limited to bankruptcy or receivership proceedings, and are not parties to any material proceeding as a party adverse to the Company or Convergix or in which they have a material interest adverse to the Company or Convergix.

During the past five years none of the directors and officers of Convergix has been involved in:

1. Any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2. Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses) ;

3. Being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; and

4. Being found by a court of competent jurisdiction (in a civil action) , the Securities and Exchange Commission (or any Canadian equivalent) or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Executive Compensation

Executive Compensation Summary Table

The following table sets forth all information concerning total compensation earned or paid to the officers of Convergix who served in such capacities as of December 31, 2000 and 2001 for services rendered to Convergix during each of those fiscal years.


                     Summary Compensation Table

                                                                      Long Term Compensation
                                                                      ----------------------
                                  Annual Compensation                          Awards             Payouts
                                  -------------------                          ------             -------
                                                       Other                         Securities    Long-
Name and                                               Annual       Restricted       Underlying    Term      All other
Principle                                              Compen-        Stock            Options    Incentive   compen-
Position       Year     Salary ($)     Bonus ($)      sation ($)     Awards ($)          ($)      Plans ($)  sation ($)
---------      ----     ----------     ---------      ----------    -----------       ---------   ---------  ----------


Ralph          2000      41,600           0               0              0                0             0           0
Eisenschmid,
President      2001      41,600           0               0              0                0             0           0


Jock           2000      36,400           0               0              0                0             0           0
English,
VP Sales       2001      36,400           0               0              0                0             0           0
&
Marketing

Malcolm        2000      64,000           0               0              0                0             0           0
Little,
CTO            2001      36,400           0               0              0                0             0           0


Compensation of Directors

There  are no arrangements for the compensation of Directors  for
any   services   provided  as  a  director  including   committee
participation or special assignments.

Employment Agreements

Convergix,  Intelisys and Cynaptec currently have  no  employment
agreements   with   their   executive  officers.   Officers   are
compensated for services as the services are rendered.

Option / SAR Grants, Aggregated Option/SAR Exercises and Option /
SAR Repricings

No  options  were  granted or exercised during  the  year  ending
December 31, 2001. Convergix does not have any stock options issued and outstanding.


Material Contracts

The following is a list of the material contracts to which Convergix and/or its subsidiaries are parties as of the date of this Information Statement. Stockholders of the Company may view copies of these contracts at the head office of Convergix during normal business hours.

1. Master Agreement and Subscription Agreement with Compaq Cayman Islands Investment Company dated January 22, 2001. Compaq Cayman Islands Investment Company entered into an agreement with Convergix and others on January 22, 2001 in which Compaq purchased 117.7 shares of Convergix Series I Preference Shares for an aggregate purchase price of CDN$2 million (approximately $1,280,000 US). In connection with this investment, Compaq was granted numerous rights which could have a material impact on the Company subsequent to the acquisition of Convergix. These include the right: to redeem the Preference Shares for the initial purchase price; to convert the Convergix Series I Preference Shares to Ten Percent of the common stock of Convergix at the time of conversion; and various restrictions on the operations of the business of Convergix and its subsidiaries.

     Convergix is in default of such agreement, and Compaq has additional rights as a result of such default. Prior to the merger of Compaq and Hewlett-Packard, Convergix had begun discussions with Compaq with respect to settlement of this matter. Such discussions have not yet been furthered subsequent to such merger, but will be pursued. However, it is unlikely that the matter will be resolved prior to the closing of the acquisition by Apta


2. Share Purchase Agreement between Cynaptec Informatin Systems Inc. and the Province of New Brunswick dated February 29, 2000. The Province of New Brunswick purchased 250 Class A Preferred Shares for a purchase price of CDN $250,000. The Shares carry an annual dividend rate of zero percent for the first year and a cumulative dividend rate of six percent thereafter. The Shares are non-voting and non-participating. The Shares are redeemable by Cynaptec during the first two years after issuance at face value plus unpaid cumulative dividends. Thereafter, the Shares are redeemable at the face value plus unpaid cumulative dividends, plus an amount equal to 10 percent of the retained earnings of Cynaptec on the last day of the prior fiscal year. The Shares must be redeemed within five years of the date of issuance.

3.   Lease  Agreement  dated  with  Place  815  Bombardier   Inc.
     February 2002.

     Convergix is leasing its 6,600 sq. ft. head office and principal place of business for $7052 per month. The lease expires on December 31, 2006. The lease gives Convergix the right to match any offer received by the landlord for the purchase of the premises during the term of the lease.

4. Forbearance Agreement with Royal Bank of Canada dated August 1, 2002. Convergix is in default under this agreement and the Royal Bank has requested payment, but has not yet commenced action. The amount owed is approximately $150,000.

Legal Proceedings

To date, Convergix and its subsidiaries are parties to the following material legal proceedings:

Convergix is subject to orders of the Director under the Employment Standards Act (New Brunswick) to pay a total of $38,300 to nine former employees on account of termination pay.
Over one-half of this sum has been paid to date.

Convergix  is  in arrears with the Canadian Customs  and  Revenue
Agency for unpaid taxes. Payments have been made against the arrears and Convergix has kept the account current since August
1, 2002.  The CCRA has not taken action as yet.

Selected Financial Data


                                      September 30,   December 31,
                                          2002            2001

Net Sales/Operating Revenues             317,147         149,671

(Loss) from Operations                 (883,900)     (1,230,291)

(Loss) from Discontinued               (244,050)       (241,095)
Operations

Net (Loss)                           (1,127,950)     (1,792,335)

Net (Loss) per share                      (0.05)          (0.08)

Total Assets                             753,450         966,280

Total Liabilities                      3,430,263       2,529,834

Deficit Net Worth                    (2,834,463)     (1,720,503)


Plan of Operations

Convergix' goal is to be a leading provider of software solutions and hosting services to small and mid-sized airlines and aircraft fleet operators. To meet that goal, Convergix invested over $1,000,000 to develop an integrated software solution called Amelia. In addition, believing that it would be a competitive advantage to offer its software to its customers over the internet utilizing Convergix's computer mainframe, Convergix invested over $600,000 in computer hardware, software and related infrastructure. The development of the software and the integration of the computer hardware cost more and took longer than originally planned. As a result, Convergix has incurred significant operating losses over the past two fiscal years, and over the nine-month period ending September 30, 2002. Cumulatively, Convergix has lost $4,229,774. Convergix's balance sheet is highly leveraged. As of September 30, 2002, its liabilities exceeded its assets by $2,834,463. Convergix has not been able to meet its obligations as they come due. However, now that the development of the software and hardware is substantially complete and marketing efforts are well underway, Convergix believes it will be able to improve its financial results for the following reasons:

1. Convergix has been successful selling its products and services since marketing efforts commenced in June 2001. To date, Convergix has signed contracts with 13 customers, which will provide significant revenues in the future. Given its track record with these customers, Convergix expects to be successful in its efforts to attract additional customers.

2. Based on its existing contracts and the rate at which Convergix expects to sign new contracts, Convergix anticipates a positive cash flow from operations by June 30, 2003. Convergix's revenues have steadily increased since marketing efforts began in June 2001. Convergix does not anticipate significant increases in fixed costs for the foreseeable future. It estimates that it is only utilizing 10% of its computer system capacity and 5% of its telecommunications system capacity. No assurance can be given that Convergix will in fact be cash flow positive by June 30, 2003.

3. Convergix has informal agreements with most of its creditors that will allow Convergix to continue to function as a going concern.

4. Convergix anticipates that it will be able to secure equity and debt financing that will be used to pay down some of its debt and to enhance its ability to continue as a going concern. Convergix has no current arrangements with respect to, or sources of, additional financing, and there can be no assurance that additional financing will be available to Convergix on commercially reasonable terms, if at all.

During the fiscal year ending December 31, 2001, Convergix emerged from a development stage enterprise, having completed the development of a new, fully integrated suite of aviation enterprise software known as "Amelia". Convergix started realizing revenue from the sale of Amelia on September 1, 2001. Convergix reported revenues of $228,533. Operating expenses from continuing operations were $1,533,017. Interest expense for the year was $76,974. Convergix lost $298,833 on discontinued operations and incurred income tax expense of $293,832. The net loss from operations was $1,994,123.

During the nine months ending September 30, 2002, Convergix reported $317,147 in revenues, a significant increase in revenues over the comparable prior period. Revenues have continuously increased since marketing efforts began in June 2001. Operating expenses were $1,110,927, a $218,510 decrease over the prior comparable period. Convergix incurred $90,120 in interest expense during the period. Convergix lost $244,050 on a discontinued operation. The loss from discontinued operations is expected to decline significantly going forward. The net loss for the period was $1,127,950.

Convergix plans to continue to aggressively pursue sales while controlling costs so as to achieve a positive cash flow from operations by June 30, 2003. No assurance can be given that Convergix will in fact be cash flow positive by June 30, 2003.

Convergix also intends to pursue sources of equity and debt financing and to use the proceeds to pay down its existing obligations, many of which are in default. Convergix has no current arrangements with respect to, or sources of, additional financing, and there can be no assurance that additional financing will be available to Convergix on commercially reasonable terms, if at all.

                     Additional Information

Apta files regular reports with the Securities and Exchange Commission (the "Commission"), including a registration statement on Form 10-SB (the "Registration Statement") under the Securities Act. This Information Statement does not contain all of the information set forth in the Registration Statement and the exhibits and schedules filed therewith, or any subsequently filed reports. For further information with respect to Apta, the Registration Statement, including all exhibits and schedules thereto, and any other forms Apta may file from time to time with the SEC, may be inspected without charge at the principal office of the Commission, 450 Fifth Street, N.W., Washington , D.C., 20549, and at the regional offices of the Commission located at 233 Broadway, New York, New York, 10279 and 500 West Madison Street, Chicago, Illinois, 60661-2511, and copies of all or any part thereof may be obtained from such offices, upon the payment of proscribed fees; or can be downloaded from the SEC's website at: http://www.sec.gov.

You can view and download a copy of the Share Exchange Agreement and related documents which was filed with the United States Securities and Exchange Commission on November 20, 2002 as an exhibit to this Information Statement filed by Apta at the following internet address, or we will provide a copy of the Agreement to you upon request made to our head office at the address and telephone number provided at the beginning of this information statement:
                       http://www.sec.gov


Apta's common stock is approved for quotation on the NASD OTC Bulletin Board under the symbol APTA. As of the date of this Information Statement, quotations were submitted by five market markers and there has been minimal public trading of Apta's stock at prices ranging from $.25 to $.85 per share.

                          EXHIBIT "A"

Delaware  Corporations  Code Section 262  (Appraisal  Remedy  for
Shareholders)

Section 262. Appraisal rights.

a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to Section 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

(b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to Section 251 (other than a merger effected pursuant to Section 251(g) of this title),
Section 252, Section 254, Section 257, Section 258, Section 263 or Section 264 of this title:

(1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either
(I) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or
(ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of Section 251 of this title.

(2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to Sections 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c.
of this paragraph.

(3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under Section 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

(d)  Appraisal rights shall be perfected as follows:

(1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

(2)  If  the  merger  or consolidation was approved  pursuant  to
Section 228 or Section 253 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (I) each such constitutent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constitutent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constitutent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

(e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection
(d) hereof, whichever is later.

(f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

(g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

(h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

(I) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

(j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

(k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection
(e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

(l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

(8  Del. C. 1953, Section 262; 56 Del. Laws, c. 50; 56 Del. Laws,
c. 186, Section 24; 57 Del. Laws, c. 148, Sections 27-29; 59 Del. Laws, c. 106, Section 12; 60 Del. Laws, c. 371, Sections 3-12; 63 Del. Laws, c. 25, Section 14; 63 Del. Laws, c. 152, Sections 1, 2; 64 Del. Laws, c. 112, Sections 46-54; 66 Del. Laws, c. 136,
Sections 30-32; 66 Del. Laws, c. 352, Section 9; 67 Del. Laws, c. 376, Sections 19, 20; 68 Del. Laws, c. 337, Sections 3, 4; 69
Del. Laws, c. 61, Section 10; 69 Del. Laws, c. 262, Sections 1-9; 70 Del. Laws, c. 79, Section 16; 70 Del. Laws, c. 186, Section 1; 70 Del. Laws, c. 299, Sections 2, 3; 70 Del. Laws, c. 349,
Section 22; 71 Del. Laws, c. 120, Section 15; 71 Del. Laws, c. 339, Sections 49-52; 73 Del. Laws, c. 82, Section 21.)

                      UNAUDITED HISTORICAL
                      FINANCIAL STATEMENTS
                               OF
                         CONVERGIX, INC.

                    PRO FORMA FINANCIAL DATA
            APTA HOLDINGS, INC. AND CONVERGIX, INC.
             UNAUDITED PRO FORMA CONDENSED COMBINED
                      FINANCIAL STATEMENTS

The Unaudited Pro Forma Condensed Combined Statements of Operations combine the historical consolidated statements of operations of Apta and Convergix, giving effect to the merger as if it had occurred on January 1, of each period presented. The Unaudited Pro Forma Condensed Combined Balance Sheet combines the historical consolidated balance sheet of Apta and the historical consolidated balance sheet of Convergix, giving effect to the merger as if it had been consummated on September 30, 2002. We have adjusted the historical consolidated financial information to give effect to pro forma events that are (1) directly attributable to the merger, (2) factually supportable, and (3) with respect to the statements of income, expected to have a continuing impact on the combined results. You should read this information in conjunction with the:

     * accompanying notes to the Unaudited Pro Forma Condensed Combined Financial Statements
     * separate historical unaudited financial statements of Apta as of and for the nine months ended September 30, 2002 and 2001 included in Apta's Quarterly Report on Form 10-QSB for the nine month period ended September 30, 2002, which is incorporated by reference into this document;
     * separate historical financial statements of Apta as of and for the years ended December 31, 2001 and 2000 included in Apta's Annual Report on Form 10-KSB for the years ended December 31, 2001, which is incorporated by reference into this document;
     * separate historical unaudited financial statements of Convergix as of and for the nine months ended September 30, 2002 and 2001 included herein;
     * separate historical unaudited financial statements of Convergix as of and for the years ended December 31, 2001 and 2000 included herein;
     * separate historical financial statements of Convergix for the years ended December 31, 2001 and 2000 included in Apta's Current Report on Form 8-K to be filed related to the acquisition of Convergix.

We present the unaudited pro forma condensed combined financial information for informational purposes only. The pro forma information is not necessarily indicative of what our financial position or results of operations actually would have been had we completed the merger at the dates indicated. In addition, the unaudited pro forma condensed combined financial information does not purport to project the future financial position or operating results of the combined company.

The unaudited pro forma condensed combined financial information was prepared using the purchase method of accounting with Convergix treated as the acquirer (a reverse acquisition). Accordingly, Convergix' cost to acquire Apta will be allocated to the assets acquired and liabilities assumed based upon their estimated fair values as of the date of acquisition. The allocation is dependent upon certain valuations and other studies that have not progressed to a stage where there is sufficient information to make a definitive allocation. Accordingly, the purchase price allocation pro forma adjustments are preliminary and have been made solely for the purpose of providing unaudited pro forma condensed combined financial information.

               UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                        As of September 30, 2002
                                 ASSETS
                           Apta                   Pro Forma
                         Holdings,   Convergix,    Merger           Pro Forma
                            Inc.         Inc.    Adjustments        Combined
                        ----------- -----------  ----------        ------------
Current assets
  Cash                  $     2,857  $       0  $(  2,857)a        $         0
  Receivables               263,191    178,906   (263,191)a            178,906
  Prepaid expenses            1,545     13,079   (  1,545)a             13,079
                        ----------- -----------  ----------        ------------
    Total current
       assets              267,593     191,985   (267,593)             191,985
Capital assets - net         3,436     561,454   (  3,436)a            561,454
Intangible assets                0          11    300,000 b            300,011
                        ----------- -----------  ----------        ------------
TOTAL ASSETS            $  271,029     753,450     28,971            1,053,450
                        =========== ===========  ==========        ============

                   LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
  Bank debt             $         0  $  77,135  $       0          $    77,135
  Payables and accruals       5,493  1,613,286   (  5,493)a          1,613,286
  Deferred revenue                0     24,152          0               24,152
  Stock repurchase
    agreement                     0          0    318,450 d            318,450
  Current portion long
    term debt                     0    330,000          0              330,000
                        ----------- -----------  ----------        ------------
     Total current
        liabilities           5,493  2,044,573    312,957            2,363,023
Other liabilities
  Convertible debt                0    646,775   (636,582)d             10,193
  Long term debt                  0    738,915          0              738,915
                        ----------- -----------  ----------        ------------
     Total other
        liabilities               0  1,385,690   (636,582)             749,108
Minority interest            29,669    157,650  1,231,531 a,c,f      1,418,850
Stockholders' equity
   (deficit)                                              a,b,c,
  Capital stock               2,315  1,261,428 (1,235,743)d,e,f         28,000
  Additional paid-in
    capital                 400,185          0    190,175 a,b,d,f      590,360
  Currency translation
    adjustment                    0    133,883          0              133,883
  Accumulated deficit    (  166,633)(4,229,774)   166,633 a         (4,229,774)
                        ----------- -----------  ----------        ------------
      Total
       stockholders'
        equity (deficit)    235,867 (2,834,463)(  878,935)          (3,477,531)
                        ----------- -----------  ----------        ------------
TOTAL LIABILITIES AND
 STOCKHOLDERS'
 EQUITY (DEFICIT)       $   271,029 $( 753,450)  $ 28,971           $1,053,450
                         ========== ===========  ==========        ============

             UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
              For the Nine Months Ended September 30, 2002
                            Apta                    Pro Forma
                          Holdings,    Convergix,    Merger       Pro Forma
                             Inc.          Inc.    Adjustments    Combined
                         -----------  -----------  ----------    ------------
Revenues                 $    32,372   $ 317,147   $( 32,372)a    $   317,147
 Selling, general
  and administrative
   expenses                   44,935   1,110,927    ( 21,521)a      1,134,341
  Research and
   development expenses            0           0           0                0
                           ---------  -----------  ----------    ------------
(Loss) before interest
  expenses                 (  12,563) (  793,780)     10,851     (    817,194)
Interest expense, net          3,875      90,120    (  3,875)a         90,120
                           ---------  -----------  ----------    ------------
(Loss) before
  discontinued
   operations and
   income taxes            (  16,438) (  883,900)      6,976     (    907,314)
(Loss) on
  discontinued
   operations                      0  (  244,050)          0     (    244,050)
Minority interest                125           0   (     125)a              0
Income tax expense                 0           0           0                0
                           ---------  -----------  ----------    ------------
Net (loss)                 $( 16,313) $(1,127,950)     7,101     $(1,151,364)
                           =========  ===========  ==========    ============
Net loss per share         $(   0.01)  $(    0.05)                $(    0.04)
                           =========  ===========                ============
Weighted average
 shares used to
 calculated earnings
 per common share
 amounts                   2,315,000   25,000,000     685,000      28,000,000
                          ==========  ===========   ==========   ============

           UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                   For the Year Ended December 31, 2001
                            Apta                    Pro Forma
                          Holdings,    Convergix,    Merger       Pro Forma
                             Inc.          Inc.    Adjustments    Combined
                         -----------  -----------  ----------    ------------
Revenues                 $    63,673   $ 228,533   $( 63,673)a    $   228,533
 Selling, general
  and administrative
   expenses                   98,304    1,478,458   ( 34,766)a     1,541,996
  Research and
   development expenses            0       74,559          0          74,559
                           ---------  -----------  ----------    ------------
(Loss) before interest
  expenses                 (  34,631)  (1,324,484)    28,907      (1,388,022)
Interest expense, net         12,127       76,974   ( 12,127)a        76,974
                           ---------  -----------  ----------    ------------
(Loss) before
  discontinued
   operations and
   income taxes            (  46,758)  (1,401,458)    16,780      (1,464,996)
(Loss) on
  discontinued
   operations                      0   (  298,833)                (  298,833)
Minority interest          (   1,431)           0   (  1,431)a             0
Income tax expense                 0      293,832                    293,832
                           ---------  -----------   ----------   ------------
Net (loss)                 $( 48,189) $(1,994,123)    15,349     $(2,057,661)
                           =========  ===========  ==========    ============
Net loss per share         $(   0.02)  $(    0.08)                $(    0.07)
                           =========  ===========                ============
Weighted average
 shares used to
 calculated earnings
 per common share
 amounts                   2,315,000   25,000,000     685,000      28,000,000
                          ==========  ===========   ==========   ============

                   NOTES TO UNAUDITED PROFORMA
             CONDENSED COMBINED FINANCIAL STATEMENTS
1.  Description of Transaction and Basis of Presentation
     The Exchange Agreement provides that each outstanding share of Convergix common stock will be exchanged for one share of Apta common stock. Pursuant to the agreement, Apta will issue 25,000,000 common shares
     (or common share equivalents.

     The unaudited proforma condensed combined financial statements were prepared using the purchase method of accounting, with Convergix treated as the acquirer (a reverse acquisition). Accordingly, Convergix' cost to acquire Apta will be allocated to the assets acquired and liabilities assumed based upon their estimated fair values as of the date of acquisition. The allocation is dependent upon certain valuations and other studies that have not progressed to a stage where there is sufficient information to make a definitive allocation. Accordingly, the purchase price allocation proforma adjustments are preliminary, and have been made solely for the purpose of providing unaudited proforma condensed combined financial information.

2.  Purchase Price
     The following is a preliminary estimate of the purchase price for Apta:
          Number of shares held by Apta shareholders:  3,000,000
          Multiplied by estimated value per share            .10
                                                       ---------
                                                       $ 300,000
     No tangible assets were acquired from Apta.
     The above estimated purchase price was allocated to goodwill.
3.  Proforma Adjustments
     (a) To eliminate results of discontinued operations of Apta
                                   Twelve         Nine
                                   Months         Months
                                   2001              2002
                                   -------        -------
Revenues                           $(63,673)         $( 32,372)
Selling, general and
 administrative
  expenses                          (34,766)          ( 21,521)
Interest expense, net               (12,127)          (  3,875)
Minority Interest                     1,431           (    125)
                                                  September 30
                                                  2002
                                                  -----------
Cash                                              $(  2,857)
Receivables                                        (263,191)
Prepaid expenses                                   (  1,545)
Capital assets                                     (  3,436)
Payables and accruals                              (  5,493)
Minority interest                                  ( 29,669)
Common stock                                       (  2,315)
Additional paid in capital                         (400,185)
Accumulated deficit                                 166,633

     (b)  To record acquisition of Apta (a reverse acquisition)
                                                  September 30
                                                  2002
                                                  -----------
Other intangibles                                 $  300,000
Common stock                                           3,000
Additional paid in capital                           297,000

     (c)  To reclassify preferred stock in Convergix not acquired
                                                  September 30
                                                  2002
                                                  -----------
Minority interests                                $1,261,200
Capital stock                                     (1,261,200)

     (d)  To eliminate debt converted into equity
                                                  September 30
                                                  2002
                                                  -----------
Stock repurchase agreement                        $   318,450
Convertible debt                                   (  636,582)
Common stock                                          318,132

     (e) To reclass capital to reflect 25,000,000 shares of Apta stock held by Convergix shareholders at $.001 par value
                                                  September 30
                                                  2002
                                                  -----------
Capital stock                                     $(  318,360)
Additional paid in capital                            318,360
Capital stock                                          25,000
Additional paid in capital                           ( 25,000)

     (f)  The net effect of the above adjustments is summarized below:
Minority interest
       (a)  Eliminate discontinued operations of Apta         (     29,669)
       (c)  Reclassify preferred stock in Convergix
            not acquired                                          1,261,200
                                                                -----------
          Net effect of a+c                                      1,231,531
                                                                ===========
Capital stock
       (a)  Eliminate discontinued operations of Apta         (      2,315)
       (b)  Record acquisition of Apta (reverse acquisition)         3,000
       (c)  Reclassify preferred stock in Convergix
            not acquired                                      (  1,261,200)
       (d)  Eliminate debt converted to equity                     318,132
       (e)  Reclass capital to reflect 25,000,000 shares
          of Apta stock held by Convergix shareholders        (    318,360)
            at $.001 par value                                      25,000
                                                               -----------
           Net effect a+b+c+d+e                               (  1,235,743)
                                                                ===========

Additional paid-in capital
       (a)  Eliminate discontinued operations of Apta         (  400,185)
       (b)  Record acquisition of Apta (reverse
             acquisition)                                        297,000
       (e)  Reclass capital to reflect 25,000,000
             shares of Apta stock held by Convergix              318,360
             shareholders at $.001 per share                  (   25,000)
                                                                ---------
                  Net effect of a+b+e                            190,175
                                                                =========

   UNAUDITED HISTORICAL FINANCIAL STATEMENTS OF CONVERGIX, INC.


Unaudited Historical Consolidated Balance Sheets as of September 30, 2002 and December 31, 2001

Unaudited Historical Consolidated Statement of Operations for the nine months ended September 30, 2002 and 2001

Unaudited Historical Consolidated Statements of Cash Flows for the nine months ended September 30, 2002 and 2001

Unaudited Historical Consolidated Statements of Changes in Stockholders Deficit for the nine months ended
    September 30, 2002 and 2001

Unaudited Historical Consolidated Balance Sheets for the fiscal years ended December 31, 2001 and 2000

Unaudited Historical Consolidated Statement of Operations for the fiscal years ended December 31, 2001 and 2000

Unaudited Historical Consolidated Statement of Cash Flows for the fiscal years ended December 31, 2001 and 2000

Unaudited Historical Consolidated Statement of Changes in Stockholders Deficit for the fiscal years ended
    December 31, 2001 and 2000

                 UNAUDITED HISTORICAL CONSOLIDATED BALANCE SHEETS
                           OF CONVERGIX, INC.
             AS OF SEPTEMBER 30, 2002 AND DECEMBER 31, 2001
                                ASSETS
                                                 September 30,     December 31,
                                                      2002             2001
                                                      ----             ----
Current
 Bank                                             $        0      $      310
 Receivables                                         178,906         119,484
 Prepaid expenses                                     13,079          19,801
 Property held for resale                                  0          86,680
                                                  ----------      ----------
   Total Current Assets                           $  191,985      $  226,275
Capital assets                                       561,454         739,995
Other intangibles                                         11              11
                                                  ----------      ----------
TOTAL ASSETS                                      $  753,450      $  966,281
                                                  ==========      ==========

                      LIABILITIES AND STOCKHOLDERS' DEFICIT
Current Liabilities
  Bank indebtedness                              ($    3,647)    $        0
  Bank operating loans                                80,782        156,950
  Payables and accruals                            1,613,286      1,196,860
  Income and other taxes payable                           0              0
  Deferred revenue                                    24,152         29,040
  Current portion of long term debt                  330,000        310,221
                                                  ----------      ----------
     Total current liabilities                     2,044,573      1,693,071
Other Liabilities
  Convertible debt                                   646,775        174,654
  Long term debt                                     738,915        662,109
                                                  ----------      ----------
   Total Other Liabilities                         1,385,690        836,763
                                                  ----------      ----------
Minority Interest                                    157,650        156,950
Stockholders' deficit
  Capital stock                                    1,261,428      1,255,827
  Currency translation adjustment                    133,883        125,494
  Accumulated deficit                             (4,229,774)    (3,101,824)
                                                   ---------       ---------
    Total stockholders' deficit                   (2,834,463)    (1,720,503)
                                                   ---------       ---------
TOTAL LIABILITIES AND
STOCKHOLDERS' DEFICIT                              $ 753,450     $  966,281
                                                   ==========     =========

         UNAUDITED HISTORICAL CONSOLIDATED STATEMENT OF OPERATIONS
                           OF CONVERGIX, INC.
          FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002 AND 2001
                                                     2002              2001
                                                 -----------      -----------
Revenue                                            $ 317,147      $   149,761
Selling, general and
  administrative expenses                          1,110,927        1,139,406
Research and development expense                           0          190,031
                                                 -----------      -----------
(Loss) before interest expense                    (  793,780)     ( 1,179,676)
Interest expense
  Long Term                                           62,128           25,862
  Other                                               27,992           24,753
                                                 -----------      -----------
(Loss) before discontinued operations
  and income taxes                                (  883,900)     ( 1,230,291)
(Loss) on discontinued operations (Note 4)        (  244,050)     (   241,095)
Income tax expense (recovery                               0      (   320,949)
                                                 -----------      -----------
Net loss                                         $(1,127,950)     $(1,792,335)
                                                 ===========      ===========

              UNAUDITED HISTORICAL STATEMENT OF CASH FLOWS
                           OF CONVERGIX, INC.
          FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002 AND 2001

                                                 September 30,   September 30,
                                                      2002             2001
                                                      ----             ----
Net inflow (outflow) of cash and cash
 equivalents related to the following
 activities:
 Operating
   Net (loss)                                    ($1,127,950)    ($1,792,335)
   Items not affecting cash
     Amortization                                    121,072          85,651
     Loss on disposal of asset                        19,553               0
     Prior period adjustment                               0     (    53,328)
     Currency translation adjustment                   9,746          40,320
   Changes in non-cash working capital items
     Accounts receivable                         (    48,960)        199,996
     Inventory                                             0          11,099
     Property held for resale                         87,066               0
     Prepaid expenses                                  6,811          15,755
     Accounts payable                                411,088         396,064
     Deferred revenue                            (     5,017)          9,891
     Income and other taxes                                0          15,039
                                                  ----------      ----------
                                                 (   526,591)    ( 1,071,848)
 Financing
   Proceeds from long term debt                       92,248         407,750
   Proceeds from convertible loan                    471,342               0
   Proceeds from (repayment of) bank
    indebtedness                                       3,647     (    40,440)
   Proceeds from (repayment of)
    operating loan                               (    76,869)    (    31,665)
                                                  ----------      ----------
                                                     490,368         335,645
 Investing
   Proceeds from issuance of capital stock                 0       1,266,829
   Intangible assets                                       0     (        11)
   Payable to minority interest                            0     (    53,725)
   Acquisition of capital assets                      35,913     (   479,789)
                                                  ----------      ----------
                                                      35,913         733,304
Net inflow (outflow) of cash and cash
 equivalents                                     (       310)    (     2,898)
Cash and cash equivalents, beginning
 of period                                               310               0
                                                  ----------      ----------
Cash and cash equivalents, end of period          $        0     ($    2,898)
                                                  ==========      ==========

UNAUDITED HISTORICAL CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIT
                             OF CONVERGIX, INC.
          FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002 AND 2001

                                           Share Capital                                    Total
                                     Common           Preferred             Accumulated  Stockholders'
                                Shares     Amount      Shares   Amount      Deficit       Deficit

Balance, December 31, 1999           100  $    67                           $(205,285)   ($205,218)
Issuance of preferred shares                              250   $166,725            0      166,724
Net Loss                               0        0           0          0     (746,482)    (746,482)
Currency translation
   adjustment                                                                                9,685
                               ---------  -------   ---------   ----------  ----------     --------
Balance, December 31, 2000           100  $    67   $     250   $166,725    $(951,767)   $(775,290)
                               ---------  -------   ---------   ----------  ----------     --------
Issuance of common shares          1,060      227                                        $     227
Issuance of preferred shares                            117.1   1,255,600                1,255,600
Cancellation of original
    shares                         (100)    (  67)                                            ( 67)
Reclassification of
 preferred shares to
 minority interest                                    (  250)  ( 166,725)                 (166,725)
Adjustment to opening
  deficit balance                                                            (155,933)    (155,933)
Net Loss                                                                   (1,792,335)  (1,792,335)
Currency translation
  adjustment                                                                               108,495
                               ---------  -------   ---------   ----------  ----------    ----------
Balance, September 30, 2001    $  1,060       227       117.1   $1,255,600 $(2,900,036) $(1,526,028)
Net Loss                                                                    (  201,288)  (  201,788)
Currency translation
  adjustment                                                                                  7,313
                               ---------  -------   ---------   ----------  ----------    ----------
Balance, September 30, 2002    $  1,060       227       117.1   $1,255,600 $(3,101,824) $(1,720,503)
Net Loss                                                                    (1,127,950)  (1,127,950)
Currency translation
  adjustment                                                                                 13,991
                               ---------  -------   ---------   ----------  ----------    ----------
Balance, September 30, 2002    $  1,060       227       117.1   $1,255,600 $(4,229,774) $(2,834,463)
                               =========  =======   =========   ==========  ==========    ==========

           UNAUDITED HISTORICAL CONSOLIDATED BALANCE SHEETS
                           OF CONVERGIX, INC.
                  AS OF DECEMBER 31, 2001 AND 2000
                                ASSETS
                                                  December 30,     December 31,
                                                      2001             2000
                                                      ----             ----
Current Assets
 Cash                                             $      310      $        0
 Receivables                                         119,484         522,752
 Inventories, at cost                                      0          11,688
 Prepaid expenses                                     19,801          58,416
 Property held for resale                             86,680          92,078
                                                  ----------      ----------
   Total Current Assets                           $  226,275      $  684,934
Capital assets                                       739,995         291,079
Minority interests                                         0         106,129
Future income tax asset                                    0         329,122
Other intangibles                                         11               0
                                                  ----------      ----------
TOTAL ASSETS                                      $ 966,281       $1,411,264
                                                  ==========      ==========

                      LIABILITIES AND STOCKHOLDERS' DEFICIT
Current Liabilities
  Bank indebtedness                               $        0     $   42,586
  Bank operating loans                               156,950        200,070
  Payables and accruals                            1,196,860      1,042,441
  Income and other taxes payable                           0        313,606
  Deferred revenue                                    29,040         28,766
  Current portion of long term debt                  310,221         61,939
                                                  ----------      ----------
     Total current liabilities                     1,693,071      1,689,408
Other Liabilities
  Convertible debt                                   174,654              0
  Long term debt                                     662,109        440,734
                                                  ----------      ----------
   Total Other Liabilities                        $  836,763     $  440,734
                                                  ----------      ----------
Minority Interest                                    156,950         56,412
Stockholders' deficit
  Capital stock                                    1,255,827        166,792
  Currency translation adjustment                    125,494          9,685
  Accumulated deficit                             (3,101,824)      (951,767)
                                                   ---------       ---------
    Total stockholders' deficit                   (1,720,503)      (775,290)
                                                   ---------       ---------
TOTAL LIABILITIES AND
STOCKHOLDERS' DEFICIT                              $ 966,281     $1,411,264
                                                   ==========     =========

         UNAUDITED HISTORICAL CONSOLIDATED STATEMENT OF OPERATIONS
                           OF CONVERGIX, INC.
           FOR THE FISCAL YEARS ENDED DECEMBER 31, 2001 AND 2000
                                                     2001              2000
                                                 -----------      -----------
Revenue                                            $ 228,533      $    13,381
Selling, general and
  administrative expenses                          1,478,458          339,191
Research and development expense                      74,559           25,870
                                                 -----------      -----------
(Loss) before interest expense                    (1,324,484)     (   351,680)
Interest expense
  Long Term                                           44,022                0
  Other                                               32,952           11,753
                                                 -----------      -----------
(Loss) before discontinued operations
  and income taxes                                (1,401,458)     (   363,433)
(Loss) on discontinued operations                 (  298,833)     (   542,220)
Minority interest on loss                                  0           83,812
Income tax expense (recovery                         293,832      (    75,359)
                                                 -----------      -----------
Net loss                                         $(1,994,123)     $(  746,482)
                                                 ===========      ===========

       UNAUDITED HISTORICAL CONSOLIDATED STATEMENT OF CASH FLOW
                           OF CONVERGIX, INC.
           FOR THE FISCAL YEARS ENDED DECEMBER 31, 2001 AND 2000
                                                  December 30,     December 31,
                                                      2001             2000
                                                      ----             ----
Net inflow (outflow) of cash and cash
 equivalents related to the following
 activities:
 Operating
   Net (loss)                                    ($1,994,123)    ($  746,482)
   Items not affecting cash
     Amortization                                    135,135          39,690
     Minority interest on loss                             0     (    83,812)
     Prior period adjustment                     (    52,972)              0
     Currency translation adjustment                  53,867           8,045
   Changes in non-cash working capital items
     Accounts receivable                             372,619     (   379,121)
     Inventory                                        11,003     (    11,688)
     Prepaid expenses                                 35,190     (    55,228)
     Accounts payable                                215,536         879,156
     Deferred revenue                                  1,960          28,766
     Income and other taxes                           14,606     (    25,897)
                                                  ----------      ----------
                                                 ( 1,207,178)    (   346,570)
 Financing
   Proceeds from long term debt                      499,129         298,139
   Proceeds from convertible loan                    174,654               0
   Proceeds from (repayment of) bank
    indebtedness                                 (    40,089)    (       122)
   Proceeds from (repayment of)
    operating loan                               (    31,390)        150,053
                                                  ----------      ----------
                                                     602,304         448,069
 Investing
   Proceeds from issuance of capital stock         1,255,764         166,725
   Intangible assets                             (        11)              0
   Payable to minority interest                  (    53,258)    (     4,122)
   Acquisition of capital assets                 (   597,312)    (   264,102)
                                                  ----------      ----------
                                                     605,184     (   101,499)
Net inflow (outflow) of cash and cash
 equivalents                                             310               0
Cash and cash equivalents, beginning
 of period                                                 0               0
Cash and cash equivalents, end of period          $      310      $        0
                                                  ==========      ==========

UNAUDITED HISTORICAL CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIT
                             OF CONVERGIX, INC.
           FOR THE FISCAL YEARS ENDED DECEMBER 31, 2001 AND 2000

                                           Share Capital                                    Total
                                     Common           Preferred             Accumulated  Stockholders'
                                Shares     Amount      Shares   Amount      Deficit       Deficit

Balance, December 31, 1999           100  $    67                           $(205,285)   ($205,218)
Issuance of preferred shares                              250   $166,725            0      166,724
Net Loss                               0        0           0          0     (746,482)    (746,482)
Currency translation
   adjustment                                                                                9,685
                               ---------  -------   ---------   ----------  ----------     --------
Balance, December 31, 2000           100  $    67   $     250   $166,725    $(951,767)   $(775,290)
                               ---------  -------   ---------   ----------  ----------     --------
Issuance of common shares          1,060      227                                        $     227
Issuance of preferred shares                            117.1   1,255,600                1,255,600
Cancellation of original
    shares                         (100)    (  67)                                            ( 67)
Reclassification of
 preferred shares to
 minority interest                                    (  250)  ( 166,725)                 (166,725)
Adjustment to opening
  deficit balance                                                            (155,933)    (155,933)
Net Loss                                                                   (1,994,123)  (1,994,123)
Currency translation
  adjustment                                                                               115,808
                               ---------  -------   ---------   ----------  ----------    ----------
Balance, December 31, 2001     $  1,060       227       117.1   $1,255,600 $(3,101,824) $(1,720,503)
                               =========  =======   =========   ==========  ==========    ==========

CONVERGIX, Inc.
NOTES TO UNAUDITED HISTORICAL CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2001


1.   BASIS OF PRESENTATION

     CONVERGIX Inc. is incorporated under the New Brunswick Business Corporations Act and is a holding company which holds investments in two subsidiary companies whose business activities include developing, marketing, installation and support of a suite of aviation enterprise software and providing of current and specialized knowledge and skills associated with computer networks and application integration of computer programs in network environments.

     CONVERGIX Inc. was incorporated on January 18, 2001 in connection with a corporate reorganization of the two subsidiary companies, Cynaptec Information Systems Inc. and Intelisys Aviation Systems Inc. Following the reorganization, CONVERGIX Inc. owns 100% if the issued and outstanding common shares of Cynaptec Information Systems Inc. and 53.1% of the issued and outstanding common shares of Intelisys Aviation Systems Inc.

     Cynaptec Information Systems Inc. owns 46.9% of the issued and outstanding common shares of Intelisys Aviation Systems
     Inc.

     The comparative figures are the consolidated financial results of Cynaptec Information Systems Inc. for the 12 months ended December 31, 2000. At December 31, 2000, Cynaptec Information Systems Inc. owned 51% of the issued and outstanding common shares of Intelisys Aviation Systems Inc.

     The reorganization on January 18, 2001 did not result in a change of control of Cynaptec Information Systems Inc. and Intelisys Aviation Systems Inc.

     The accompanying financial statements have been prepared on a going-concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. As shown in the financial statements, the company has incurred net losses and negative cash flows from operations. Also as at December 31, 2000 and December 31, 2001, the company had a net shareholders' deficiency in assets. These factors, among others, indicated that the Company might be unable to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, or the amount of and classification of liabilities that might be necessary should the Company be unable to continue as a going concern. The Company's continuation as a going concern is dependant upon its ability to ultimately obtain profitable operations, generate sufficient cash flow to meet its obligations, and obtain additional financing as may be required.

CONVERGIX, Inc.
NOTES TO UNAUDITED HISTORICAL CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2001

1.   BASIS OF PRESENTATION (continued)

     The Company has undergone an informal financial restructuring and has reached agreements with the majority of unsecured trade creditors.

     Management's Plans

     As shown in the consolidated financial statements, the Company has a negative working capital position, and a net shareholders' deficiency in assets. Since its inception, the Company has devoted substantially all of its efforts to developing its products, obtaining financing, assessing market demand, and obtaining customers. The success of the Company's operations and, ultimately, the attainment of profitable operations are dependant on achieving a level of sales adequate to support the Company's cost structure.

     Financial Statements

     These unaudited financial statements reflect all adjustments, consisting of only normal and recurring items, which are, in the opinion of management, necessary to present a fair statement of the results.

2.   ACCOUNTING POLICIES

     The financial statements have been prepared in accordance with accounting principles generally accepted in the United
     States of America and include the following significant accounting policies:

     a)   Principles of Consolidation

          The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries, Cynaptec Information Systems Inc. and
          InteliSys Aviation Systems Inc.


     b)   Property held for resale

          Property vacated in the previous year (previously classified as property, plant and equipment) and held for resale is carried at net book value, which is estimated to be less than market.

CONVERGIX, Inc.
NOTES TO UNAUDITED HISTORICAL CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2001

2.   ACCOUNTING POLICIES (continued)

     c)   Capital Assets

          Capital assets are recorded at cost. Depreciation is provided using the declining balance method at the following annual rates:

               Office furniture and equipment       20%
               Computer equipment and software      30%
               Library                              50%
               Leasehold improvements               7%

     d)   Research and Development

          Research and Development costs relating to the development of aviation enterprise software are charged to expense as incurred net of any investment tax credits, grants and recoveries.

     e)         Income Taxes

          Income taxes are provided for current taxes payable or refundable, and temporary differences arising from the future tax consequences of events that have been recognized in the Company's financial statements or income tax returns. The effect of income taxes measured based on currently enacted tax laws and rate. A valuation allowance is provided for deferred tax assets when it is more likely than not that some or all of such assets will not be realized.

     f)   Cash and Cash Equivalents

          The company considers cash on hand and balances with banks, net of overdrafts, and investments in highly liquid investment instruments with maturities of 90 days or less at the date of purchase to be cash equivalents.

CONVERGIX, Inc.
NOTES TO UNAUDITED HISTORICAL CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2001

2.   ACCOUNTING POLICIES (continued)

     g)   Use of Estimates

          The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses, and disclosure of contingent liabilities in these financial statements. Actual results could differ from those estimates.

     h)   Revenue Recognition

          CONVERGIX Inc. recognizes revenue from the sale of software licenses, training, and support after an order has been received. The company will then recognize additional monthly revenue based on customer usage of the Company's products and systems.

     i)   Foreign Currency Translation

          The Company's functional currency is the Canadian dollar since it is the currency of the primary economic environment in which the company operates. Assets and liabilities are translated into United States dollars using the current rate of exchange. Revenues, expenses, gains and losses are translated into United States dollars using the weighted-average exchange rate.


3.   ACCOUNTS RECEIVABLE
                                             2001      2000
                                             ----      ----
     Accounts receivable - Trade         $  5,809b   $ 428,837
     Income tax receivable                 24,272            0
     Credit advances due from Compaq       80,189            0
     Long-term debt advances due from ACOA  9,214            0
     Shareholder                                0       19,397
     Other                                      0       74,518
                                          --------   ---------
                                         $119,484     $522,752

CONVERGIX, Inc.
NOTES TO UNAUDITED HISTORICAL CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2001


4.   DISCONTINUED OPERATIONS

     Effective March 31, 2001, the company ceased selling supporting hardware and other supplies from its subsidiary, Cynaptec Information Systems Inc. in order to concentrate on the development and marketing of the "Amelia" software package.

     The results of discontinued operations are as follows:

     Revenue                             $ 306,654     $737,818

     Direct Costs                          444,422      679,478
     Administrative                        161,065      600,560
                                           -------      -------
                                           605,487    1,280,038
                                           -------     --------
     Loss on discontinued operations     $ 298,833   $  542,220


5.   PRIOR PERIOD ADJUSTMENT

     During 2000, one of the subsidiary companies failed to account for interest expense in the amount of $ 43,282 and a rental expense of $ 9,690. As a result, the opening deficit has been increased by $52,972.



6.   CAPITAL ASSETS                                    2001      2000
                                     Accumulated         Net       Net
                              Cost   Depreciation   Book Value     Book Value

  Computer equipment      $ 559,737 $ 130,703      $ 429,034      $   65,397
   and software
  Leasehold improvements    158,761    13,179        145,582         115,684
  Office furniture and
   Equipment                120,965    39,664         81,301         107,956
  Trade show booth           97,785    14,668         83,117               0
  Library                     6,694     5,733            961           2,041
                          ---------  --------      ----------      ---------
                         $  943,942 $ 203,947      $ 739,995       $ 291,078

CONVERGIX, Inc.
NOTES TO UNAUDITED HISTORICAL CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2001


7.   BANK INDEBTEDNESS

     The bank indebtedness and bank operating loans are secured by a general security agreement and a postponement and assignment of claim. The bank indebtedness and bank operating loans bear interest at prime plus 2.5% to 3.5%.

8.   LONG-TERM DEBT                                  2001             2000

     Atlantic Canada Opportunities Agency (ACOA)
     Unsecured repayable contribution,
     non-interest bearing Repayable in monthly
     installments of $1,256.                        $ 57,758       $ 69,358

     Atlantic Canada Opportunities Agency (ACOA)
     Unsecured repayable contribution, non-interest
     bearing Repayment is calculated as 3% of the
     gross annual sales where first payment shall
     be due April 2001 and subsequent repayments are
     due annually for a period of ten years or until
     it has been repaid.                            204,968         217,734

     Bank loan, bearing interest at prime plus
     2.5%, repayable in monthly installments of
     $785, plus interest, maturing November 2001      3,767           9,003

     Shareholder loan, unsecured, bearing interest
     at prime plus 2%, repayable in monthly
     installments of $457 including interest,
     maturing May 2005.                             12,466           21,719

     Mortgage payable, secured by land, building and a
     Shareholder guarantee for $31,390, bearing
     interest at the banks base rate plus 0.750%,
     repayable in 36 monthly principal installments
     of $942 commencing June 2000, followed by
     96 monthly principal installments of $628,
     commencing June 2003, maturing May 2011        82,870           93,033

     Bank loan, secured by equipment and a
     shareholder guarantee of $ 12,556, bearing
     interest at prime plus 1.25%, repayable in
     monthly installments of $1601 plus
     interest, maturing March 2005                  76,837           91,826

     Promissory note, unsecured,
     bearing interest at 6% per
     Month, due on demand                           62,780                0

CONVERGIX, Inc.
NOTES TO UNAUDITED HISTORICAL CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2001

8.   LONG-TERM DEBT (continued)

     ACOA, Amelia marketing loan, unsecured repayable
     Contribution, non-interest bearing, repayment is
     Repayable in 59 monthly, installments of $5,233
     Followed by 1 final installment of $5,170 where the
     First repayment shall be due January 2002            177,397         0

     Promissory notes, unsecured, bearing interest at
     Varying rates between 6.7% - 12% repayable
     Between August 31, 2001 and December 31, 2001       171,844          0

     BDC Leasehold loan, secured by shareholder
     Guarantee and general security agreement covering
     Equipment, bearing interest at 10.8%, repayable in
     1 installment of $1,099 due June 2001, followed by
     61 consecutive monthly installments of $2,040
     commencing in July 2001 with final payment in
     July 2006                                            72,197          0

     Shareholder loan, non-interest bearing,
     no set terms of repayment                            49,446          0
                                                          ------    --------
                                                         972,330    502,673

     Current portion of long-term debt                   310,221     61,939
                                                         -------    --------
                                                        $662,109  $ 440,734
                                                         =======    =======
The aggregate maturities of long-term debt for each of the five years subsequent to December 31, 2001 are approximately as follows:

          2002  $ 310,221
          2003    136,233
          2004    131,838
          2005    129,327
          2006    129,327

CONVERGIX, Inc.
NOTES TO UNAUDITED HISTORICAL CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2001


8.   LONG-TERM DEBT (continued)

At December 31, 2001 the Company is in default on principal and interest payments for many of its obligations, as follows:

     Principal payments in default           $ 194,995
     Interest payments in default               53,500
                                              --------
                                             $ 248,495

The company is in the process of refinancing both its long-term and short-term debt obligations.

9.   MINORITY INTEREST

     At December 31, 2001, minority interest consists of preferred shares of Cynaptec Information Systems Inc.

     At December 31, 2000, minority interest consists of a share in the net loss of InteliSys Aviation Systems Inc. The minority interest at December 31, 2000 was eliminated following the corporate reorganization on January 18,2001.

10.  CAPITAL STOCK                 2001      2000

     Authorized:

     The company is authorized to issue:

     1) An unlimited number of preferred shares without par value issuable in series with the following series authorized and the number of shares of such series fixed as follows:

          1) 200 Series 1 preferred shares without par value to be designated as "Series 1 Preferred Shares"

     2) An unlimited number of Class A common shares without par value, and

     3) An unlimited number of non-voting Class B common shares without par value.

CONVERGIX, Inc.
NOTES TO UNAUDITED HISTORICAL CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2001

10.  CAPITAL STOCK (continued)                 2001         2000

Issued and outstanding
     1,060 common shares                   $    227      $      67
     117.1 preferred shares               1,255,600        166,725
                                          ---------      ---------
                                        $ 1,255,827       $166,792
                                          =========      =========
     During the year, the Company issued 1,060 common shares in connection with a corporate reorganization of its subsidiary companies, Cynaptec Information Systems Inc. and Intelisys Aviation Systems Inc.

     In addition, the Company issued 117.1 preferred shares for cash consideration of $ 627,800 and a $ 627,800 credit note, which is being used to purchase capital assets.

11.  COMMITMENTS

     The Company has an $ 80,189 credit note from Compaq, which intends to use to purchase capital assets in the next twelve months.

     The Company is committed to minimum annual lease payments under various operating leases for office, vehicles and certain office equipment. The minimum payments required under these leases for each of the five years subsequent to December 31, 2001 are approximately as follows:

          2002 $ 143,138
          2003    109,237
          2004      95,426
          2005      95,426
          2006      95,426

12.  INCOME TAXES                               2001      2000

     Future income tax expense

     Net reduction of future tax asset       $  329,122  $     0
     Future income tax recovery                       0  (75,359)
     Current income tax recovery               (24,272)
                                               -------   -------
                                            $  304,850   (75,359)

CONVERGIX, Inc.
NOTES TO UNAUDITED HISTORICAL CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2001

12.  INCOME TAXES (continued)

     At December 31, 2001, management provided a valuation allowance for its future income tax asset on the basis that realization is not "more likely than not" in light of the Company's operating losses over the past two years.

     The Company has not recorded in its financial statements the income tax benefits of prior years' losses of $ 3,136,604 relative to its wholly owned subsidiary, InteliSys Aviation Systems Inc. These losses are available to reduce taxable income in future years and if not utilized, will expire as follows:

          2006               $         55,469
          2007                      1,767,946
          2008                      1,313,189

13.  CONVERTIBLE LOAN

     The convertible loan consists of $ 174,654 payable to Dawson
     Bay Solutions for consulting fees.